Third Quarter 2013 Results

November 5, 2013

SUCAMPO
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Introductions and Forward-Looking Statements



Silvia Taylor
Senior Vice President, Investor Relations, Public Relations and Corporate Communications

SUCAMPO
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Agenda

Introductions and Forward-Looking Statements	Silvia Taylor
Highlights of the Quarter	Ryuji Ueno, M.D., Ph.D., Ph.D.
AMITIZA® (lubiprostone) & RESCULA® (unoprostone isopropyl) Commercial Update	Stanley G. Miele
Pipeline and R&D Update	Taryn Joswick
Financial Performance	Cary J. Claiborne
Closing Remarks	Ryuji Ueno, M.D., Ph.D., Ph.D.

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 8-K and 10-K, which Sucampo incorporates by reference.

Q3 2013 Highlights



Ryuji Ueno, M.D., Ph.D., Ph.D.
Chairman, Chief Executive Officer,
Chief Scientific Officer, and Co-founder

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Commercial Highlights

AMITIZA

United States

- Net sales for the first nine months of 2013 YoY +3.5% to $204.1M as reported by partner Takeda for royalty calculation purposes
- Will exercise co-promote option for opioid induced constipation (OIC) in adults with chronic, non-cancer pain

Japan

- Sales continue to exceed internal forecasts
- 58.2% increase in AMITIZA product sales revenue to $5.2M versus Q2



Europe

- Continued to see increasing sales of AMITIZA in Switzerland for chronic idiopathic constipation (CIC)
- Expansion plans continued for the U.K. and other European markets
- Discussions for strategic alliances in other global markets ongoing

RESCULA

United States

- Revised RESCULA commercialization strategy to better balance investment and revenue
- Remain confident in RESCULA's value for patients

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Clinical Pipeline & Product Development Highlights

CLINICAL FOCUS | **STAGE OF CLINICAL DEVELOPMENT**

LEAD COMPOUNDS	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Lubiprostone Liquid Formulation CIC				Began 3Q13
Unoprostone Isopropyl Retinitis Pigmentosa*				Began 1Q13
Lubiprostone Pediatric Functional Constipation				Phase 3 4Q13
IV Ion Channel Activator Spinal Stenosis			Phase 2a Began 1Q13	
PO Ion Channel Activator Spinal Stenosis		Phase 1b 1Q14		
Cobiprostone Oral Mucositis		Phase 1b Began 4Q13		

SUCCESSFULLY COMPLETED | PROJECTED START | ONGOING

*Co-developing with R-Tech Ueno, Ltd.

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Commercial Update



Stanley G. Miele

President, Sucampo Pharma Americas, LLC and SVP, Sales and Marketing

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AMITIZA U.S.





Continued AMITIZA YOY Growth

- Takeda reported Q3 net sales at $72.5M; 3.5% YoY increase in net sales to $204M through September
- Prescriptions up 5.6% Q3 YoY[1]

OIC Opportunity

- 40-80% of non-cancer patients on chronic opioids will suffer from OIC[2]
  - Moderate to severely constipated market estimated at 2-2.5M[3]
- 26.5% increase in TRx for targets in pain management, rheumatology, surgery and anesthesiology specialists[4]
- Sucampo to exercise co-promote option in OIC targets with contract sales organization; Takeda to reimburse based on details to healthcare prescribers

Base Business Remains Strong

- Preferred managed care position, Medicare Part D plan share continues to grow
- Significantly lower copay vs. competition

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See Reference 1-4



RESCULA U.S.





Continued Positive Feedback

- RESCULA meets or exceeds prescribers IOP-lowering expectations[4]
- Included in prescribers armamentarium

Early Uptake Not Meeting Expectations

- RESCULA prescriptions continuing to grow slowly[5]
- Commercialization strategy revised to prioritize efforts on current prescribers
  - Limited mix of inside sales and other promotional tactics, including digital, to reach non-prescribers
  - 75% reduction in commercial expenses anticipated by 2014
  - Moving to contract sales organization for balance of reduced commercial efforts and cost
  - In-house sales force to be eliminated

See References 4-5

AMITIZA Global Snapshot

Japan

- Sucampo Japan sales up 58.2% to $5.2M Q3 vs. Q2
- June disease awareness pilot shown to be effective in motivating patients to ask physicians about AMITIZA[4]
  - Abbott to conduct targeted consumer awareness effort with newspaper advertising
- 2 week limitation removal effective December

Europe

- Sales of AMITIZA for CIC continued to increase in Switzerland during Q3
  - Gastroenterologist Rxs also increased
- OIC filings in U.K. and Switzerland on track for approval 1H 2014
- MHRA CIC assessment report initiated as part of MRP; finalization expected following OIC approval
- NICE endorsement process in U.K. ongoing

Rest of World

- Continued partnership discussions with global and regional companies for AMITIZA for new indications and new territories (Europe, China, Latin America and other emerging markets)

See Reference 4

Pipeline and R&D Update



Taryn Joswick
Vice President, Clinical Development

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Sucampo Prostone Pipeline Key Highlights

AMITIZA Clinical Development & Life Cycle Management

New liquid dosage form

- Initiated liquid formulation pivotal trial in CIC in adults October 2013; alternative treatment for patients who prefer not to take capsules
  - Takeda funding 100% of development costs
  - NDA filing planned after trial ends 1H 2014

Pediatric Constipation



Abdominal radiograph of constipated child showing stool throughout the colon

- Pediatric Functional Constipation P3 program to be initiated Q4 2013
- Very common GI complaint in children[6]; WW prevalence ~18%[6-7]
- Accounts for 3-5% of outpatient visits[8] and remains severe in up to 50% of children years after initial diagnosis[9]
- Previous open-label study results published October in JPGN* online
- Takeda funding 70% of development costs

Unoprostone Isopropyl for Retinitis Pigmentosa

Retinitis Pigmentosa (RP)

- Degenerative retinal disease with no approved prescription medicines available[4]
- Ongoing P3 clinical trial in unoprostone isopropyl by development partner, R-Tech Ueno
  - Patient enrollment completed October 2013
  - Interim one-year results available early 2015
- Unoprostone isopropyl has received orphan drug designation for RP in the U.S. & E.U.
- Sucampo will work with regulatory authorities in the U.S. & E.U. to determine required incremental data for filing in each region


Normal Vision


Retinitis Pigmentosa

See References 4, 6-11

*Journal of Pediatric Gastroenterology and Nutrition

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Sucampo Prostone Pipeline Key Highlights *(cont.)*

Ion Channel Activators for Lumbar Spinal Stenosis

Lumbar Spinal Stenosis (LSS)

- Degenerative change in lumbar spine; unmet medical need with limited treatment options globally
- Treatment phase of P2a, double-blind, placebo-controlled trial of IV ion channel activator complete; top-line results to be announced by year-end



Facet Joints
Spinal Canal
Disk
Normal
Spinal Stenosis

- Next phase of development for PO ion channel activator to be initiated early 2014
  - PO ion channel activator also being considered for development in new therapeutic areas

Cobiprostone for Oral Mucositis

Oral Mucositis

- P1b study of oral spray formulation of cobiprostone began October 31
- Debilitating side effect of radiation therapy and chemotherapy
- A few prescription treatments available to address specific aspects but currently no comprehensive treatments available for oral mucositis[4]
- As reported earlier, P1a results indicated that oral spray formulation is generally well-tolerated





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See Reference 4, 12-13

Financial Performance



Cary J. Claiborne
Chief Financial Officer

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Q3 2013 Revenue Highlights ($M)



+36.6%
$21.2
$15.5
+175.0%
$0.7
$2.0
(2.1%)
$13.9
$13.6
$5.4
$-
Q3-12
Q3-13
Total Revenues
Q3-12
Q3-13
R&D Revenues
Q3-12
Q3-13
Product Royalty Revenues
Q3-12
Q3-13
Product Sales Revenues

*Co-promotion, contract and collaboration revenue also are components of revenue.

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AMITIZA Net Sales* ($M)



+1.4%
$71.5
$72.5
Q3-12
Q3-13
+3.5%
$197.2
$204.1
YTD-12
YTD-13

*As reported by Takeda for royalty calculation purposes

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Condensed Consolidated Statements of Operations (Unaudited)

($M, except EPS)	Q3 2013	Q3 2012	% Change
Revenue	$21.2	$15.5	36.6%
Cost of goods sold	$6.3	0.0	N/A
Expenses:			
R&D expense	$4.5	$5.6	(20.3%)
G&A expense	$5.4	$7.3	(25.0%)
S&M expense	$6.0	$4.3	40.9%
Loss from operations	($1.0)	($1.7)	N/A
Non-operating expense, net	($0.5)	($0.5)	N/A
Tax benefit (provision)	$2.8	$(3.8)	N/A
GAAP net (income) loss	$1.3	($5.9)	N/A
EPS – excl. special items	0.09	(0.14)	N/A

COGS: Drug product sales of AMITIZA in Japan/Switzerland as well as RESCULA in the U.S. Sucampo recorded a non-cash write-off of RESCULA inventory of $3.0M to reflect excess quantities of dated product

R&D Expense: Lower costs associated with unoprostone isopropyl development program and a lower provision associated with Numab collaboration, partially offset by higher costs associated with the clinical development of lumbar spinal stenosis program and higher indirect costs, including regulatory fees

G&A Expense: Lower legal, consulting and other professional expenses as a result of the conclusion of certain legal matters in 2012, as well as expense reductions from 2013 productivity initiatives, partially offset by a $0.3M increase in pharmacovigilance costs associated with the launch of AMITIZA in Japan

S&M Expense: Launch costs for RESCULA and a $1.5M non-cash write-off recorded for excess RESCULA samples, partially offset by non-recurring pre-commercialization planning activities for both AMITIZA and RESCULA that occurred in 2012 but not in 2013

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Earnings Excluding Special Items

(In thousands, except per share data)	Three Months Ended September 30, 2013		Nine Months Ended September 30, 2013	
EPS				
GAAP Diluted EPS	$	0.03	$	0.10
Difference[3]		0.06		0.06
Non-GAAP Diluted EPS that exclude RESCULA inventory/samples non-cash write-off[1]		0.09		0.16
Net income				
GAAP net income[2]	$	1,291	$	4,266
Difference		2,716		2,716
Non-GAAP net income that excludes RESCULA inventory/samples non-cash write-off[1,2]		4,007		6,982
Increase in net income due to excluded items:				
Net increase in income tax before taxes	$	(4,527)	$	(4,527)
Estimated income tax expense		1,811		1,811
Increase in net income		(2,716)		(2,716)

[1]Sucampo is providing certain 2013 non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors' understanding of Sucampo's performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP. [2]Net income is attributable to Sucampo Pharmaceuticals, Inc. on a consolidated basis.[3]Represents the difference between calculated GAAP EPS and calculated non-GAAP EPS, which may be different than the amount calculated by dividing the impact of the excluded items by the weighted-average shares for the period.

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Q3 2013 Financial Highlights

Financial Guidance	
Full Year 2013	
Net Income, excluding special items	$3M to $5M
EPS, excluding special items	$0.07 to $0.12
2014	
Reiterate profitability (specific earnings range to be provided on Q4 earnings call)	

Conclusion



Ryuji Ueno, M.D., Ph.D., Ph.D.
Chairman, Chief Executive Officer,
Chief Scientific Officer, and Co-founder

SUCAMPO
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2013 Key Value Drivers

AMITIZA	U.S.	✓ Obtain approval of OIC sNDA: 1Q 2013 ✓ $10M milestone payment upon commercial launch of OIC
	Global	❑ Pursue strategic alliances; new AMITIZA indications / territories
	Japan	✓ Grow sales in Japan in 2013
	E.U.	✓ Submit for regulatory approval of OIC in Switzerland and U.K. by 1Q 2013 ✓ Begin active marketing in Switzerland for CIC ❑ Use MHRA approval to seek expansion of CIC and OIC indication to other E.U. markets via MRP ❑ Seek NICE endorsement for CIC and OIC, and make AMITIZA available in U.K. for CIC
RESCULA	U.S.	✓ Launch: 1Q 2013
Pipeline	Lubiprostone	❑ Achieve FPFV in Pediatric P3 trial in 4Q 2013
	Cobiprostone	✓ Complete oral mucositis P1a trial: 2Q 2013 ✓ Initiate P1b trial in oral mucositis: 4Q 2013
	IV Ion Channel Activator	❑ Complete spinal stenosis P2a trial: 4Q 2013

✓ Completed ❑ In Progress

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Q&A

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